SCHEDULE 14A
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Materials under 14a-12

AKERNA CORP.
(Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (check the appropriate box):

☒	No fee required

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

AKERNA CORP.
1550 Larimer Street #246

Denver, Colorado 80202

ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 7, 2021

Dear Akerna Investor,

This letter is a reminder to consider and vote upon the following proposals to be introduced at the annual meeting of stockholders to be held on June 7, 2021.

1.	To elect three Class III directors to serve on the Company’s Board of Directors (the “Board”) until the 2024 annual meeting of stockholders or until their successors are elected and qualified

2.	To ratify the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021

3.	Such other matters as may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof.

The notice of the Annual Meeting of Stockholders and the related Proxy Statement can be found here:

https://www.cstproxy.com/akerna/2021/

If you have your proxy materials, you can cast your vote online at https://www.cstproxy.com/akerna/2021/

If you have misplaced your proxy materials, please contact Akerna’s Transfer Agent, Continental Stock Transfer & Trust at Proxy@continentalstock.com.

Please let us know if you have questions. We are happy to have you part of the Akerna family.

Best regards,

Akerna Investor Relations

Additional Information and Where to Find It

This document may be deemed to be solicitation material in respect of the Annual Meeting to be held on June 7, 2021. The Company previously filed a definitive proxy statement with the United States Securities and Exchange Commission on April 27, 2021. BEFORE MAKING ANY VOTING DECISIONS, SECURITY HOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT, ANY SUPPLEMENTS THERETO AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE MEETING. The definitive proxy statement and the revised proxy materials have been made available to stockholders who are entitled to vote at the Annual Meeting. No changes have been made in the proposals to be voted on by stockholders at the Annual Meeting.

Participants in the Solicitation

The Company and its directors and executive officers and other employees may be deemed to be participants in the solicitation of proxies in respect of the Adjourned Meeting.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 7, 2021

Under rules adopted by the United States Securities and Exchange Commission (the “SEC”), we are furnishing proxy materials on the internet pursuant to the “notice and access” rules. Instructions on how to access and review the proxy materials, which include the Notice of Meeting, the Proxy Statement, any supplemental material thereto, our Annual Report and the accompanying form of proxy, can be found on the notice and access card sent to stockholders by the Company or in the voting instructions form you receive from your intermediary. These materials, as well as directions for attending and voting at the Meeting, can also be accessed on the Internet at www.cstproxy.com/akerna/2021.

The Corporation will provide to any stockholder, upon request, one copy of any of the following documents:

(1)	the Corporation’s Transition Report on Form 10-KT, together with any document, or the pertinent pages of any document, incorporated therein by reference; and

(2)	the Notice for the Annual Meeting and the Proxy Statement.

Requests for paper copies can be made by (1) visiting www.cstproxy.com/akerna/2021 and completing instructions to request such documents, (2) calling 1-888-266-6791 or (3) sending an email to proxy@continentalstock.com. You will need the control number indicated on your notice of access card to request these documents.

Copies of the foregoing documents are also available on the Company’s website at https://ir.akerna.com/sec-filings and will be provided by the Company, upon request, by mail at 1550 Larimer Street #246, Denver, Colorado 80202; by phone at (888) 932-6537; or by email at info@akerna.com, free of charge to stockholders. The Company may require the payment of a reasonable charge from any person or corporation who is not a stockholder and who requests a copy of any such document.

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